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EXHIBIT 10.14
                          MATERIAL TECHNOLOGIES, INC.
                    2002 STOCK ISSUANCE / STOCK OPTION PLAN
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     1.     PURPOSE  OF  THE  PLAN.  The 2002 Stock Issuance / Stock Option Plan
            ----------------------
(the "Plan") is intended to attract, retain, motivate and reward officers, directors, employees of, and subsidiaries of Material Technolgies, Inc. (the "Company"), who are and will be contributing to the success of the business of the Company; to provide competitive incentive compensation opportunities; and to further opportunities for stock ownership by such employees and consultants in order to increase their proprietary interest in the Company. It is the intention of the Company that the Plan comply with the definition of an "employee benefit plan" contained in Rule 405 under the Securities Act of 1933, as amended, (the "Act"), and that awards be made only to "employees" as defined in Rule 405. Accordingly, the Company may from time to time, grant to selected officers, directors, employees and consultants ("participants") awards ("awards") of shares of common stock of the Company, $.001 par value, and options to purchase shares of the Company subject to the terms and conditions hereinafter provided.

     2.     ADMINISTRATION  OF THE PLAN.  This Plan shall be administered by the
            ---------------------------
Board of Directors of the Company (the "Board"). The Board is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem appropriate, including rules and regulations to comply with the requirements of Rule 16(b) (3) under the Securities Exchange Act of 1934. No Director shall be eligible to vote or decide upon awards to such Director under the Plan. Decisions of the Board in connection with the administration of the Plan shall be final, conclusive, and binding upon all parties, including the Company, shareholders, officers, directors, employees and consultants.

     Subject to the terms, provisions, and conditions of this Plan as set forth herein, the Board shall have sole discretion and authority:

     (a) to select the officers, directors, employees and consultants to be awarded shares / options (it being understood that more than one award may be granted to the same employee or consultant);

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     (b)  to  determine  the  number  of  shares / options to be awarded to each recipient;

     (c)  to  determine  the  time  or  times  when  the  awards may be granted;

     (d) to prescribe the form of stock legend for the certificates of shares / options or other instruments, if any, evidencing any awards, granted under this Plan, and

     (e) to cause shares / options to be registered on Form S-8 under the Act either prior or subsequent to the making of an award.

     3.     SHARES  SUBJECT  TO  THE PLAN.  The aggregate number of shares which
            -----------------------------
may be awarded under the Plan shall not exceed 20,000,000 shares of common stock of the Company. Shares to be awarded under the Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of the Company or from shares of common stock reacquired by the Company, including shares purchased in the open market.

     4.     ELIGIBILITY.  Shares  shall  be  awarded only to employees (the term
            -----------
"employees" shall include officers as well as other key employees of the Company, and shall include directors who are also employees of the Company) and consultants to the Company, it being the intention of the Company that awards shall be made only to persons who satisfy the of "employee" defined in Rule 405 under the Act.

     5.     AWARDS  AND  CERTIFICATES.  Each  recipient  shall  be  issued  a
            -------------------------
certificate in respect of shares awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate restrictive legend on its face, unless such shares have been registered under the Act.

     6.     GRANT  OF OPTIONS.  Subject to the availability of shares under this
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Plan,  the  Board  may make grants to employees of the Company and/or members of the Board under this Plan from time to time, including but not limited to, the Grant Date.

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     Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all options hereunder is in all respect subject to this Plan and options granted under it shall be of no force and effect unless and until the approval of this Plan in accordance with the Company's bylaws by the vote of the holders of a majority of the Company's shares of Common Stock present in person or by proxy and entitled to vote at a meeting of shareholders at which this Plan is presented for approval.

     7.     OPTION  PRICE.     The  purchase  price  of  the stock covered by an
            -------------
option granted pursuant to this Plan shall be 100% of the fair market value of such shares on either (i) the day the option is granted, or (ii) such other day as the Board shall determine at their sole discretion. The option price will be subject to adjustment in accordance with the provisions of Paragraph 12 of this Plan. For purposes of this Plan, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

     8.     PERIOD  OF  OPTION.     Unless  sooner terminated in accordance with
            ------------------
the provisions of Paragraph 10 of this Plan, an option granted hereunder shall expire on the date which is five (5) years after the date of grant of the option.

     9(a).     VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.     Options
               ----------------------------------------------------
granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable in accordance with the schedule as determined by the Board from time to time, or upon the occurrence of a specified event, provided that the optionee has continuously served as a member of the Board, as an employee of the Company, or in another advisory role to the Company, as stated more specifically in the option grant letter.

     The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it
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shall  continue  to  be  exercisable  as  to  said  shares,  until expiration or termination of the option as provided in this Plan; provided however, that if stockholders approval is required under applicable law, any option granted under this Plan shall in no event be exercised unless and until this Plan has been approved by the Company's stockholders, but upon such approval the vesting shall become effective as of the date of the grant.

     9(b).     NON-TRANSFERABILITY.  Any  option  granted  pursuant to this Plan
               -------------------
shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

     10.     TERMINATION  OF OPTION RIGHTS.     Except as otherwise specified in
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the  agreement  relating  to an option, in the event an optionee ceases to be an employee of Company or a member of the Board, as the case may be, for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board or an employee may be exercised, to the extent it is then vested by the optionee within ninety days after such event.

     11.     EXERCISE OF OPTION.     Subject to the terms and conditions of this
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Plan  and the option agreement, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Material Technologies, Inc., 11661 San Vicente Blvd., Ste. 707, Los Angeles, California 90049, at its principal executive offices, or other such address as Optionee may be informed from time to time, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determine in accordance with the provisions of Paragraph 7 or (c) consistent with applicable law, through the

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delivery  of an assignment to the Company of a sufficient amount of the proceeds from the sale to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred
(100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     12.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS.   Upon
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the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

             (a)     STOCK  DIVIDENDS  AND  STOCK  SPLITS.     If  the shares of
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Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivisions, combination or stock dividend.

             (b)     RECAPITALIZATION  ADJUSTMENTS.     If  (i)  the  Company is
                     -----------------------------
to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise and (ii) the Board resolves at its sole discretion to vest options upon the completion of such merger or sale, then each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full twenty (20) days prior to the effective date of such event. In the event of a reorganization, re-capitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 of the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionees and preserve, without exceeding, the value of such options, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

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             (c)     ISSUANCES  OF  SECURITIES.     Except as expressly provided
                     -------------------------
herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

             (d)     ADJUSTMENTs.     Upon the happening of any of the foregoing
                     ----------
events, the class and aggregate number of shares set forth in Paragraph 3 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this Paragraph 12, and its determination shall be conclusive.

     13.     LEGEND  ON  CERTIFICATES.  The  certificates  representing  shares
             ------------------------
issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Act or any state securities laws.

     14.     REPRESENTATIONS  OF  OPTIONEE.     If requested by the Company, the
             -----------------------------
optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Act).

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     15.     OPTION  AGREEMENT.     Each  option granted under the provisions of
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this  Plan  shall  be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the committee and the officer executing it.

     16.     TERMINATION  AND  AMENDMENT OF PLAN.     Neither shares nor options
             -----------------------------------
may be granted under this Plan after December 31, 2007, when this Plan shall terminate. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that if stockholder approval of the Plan is required by law, the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 12), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     17.     WITHHOLDING  OF  INCOME  TAXES.     Upon the exercise of an option,
             ------------------------------
the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect to amounts considered to be compensation includible in the optionee's gross income.

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     18.     COMPLIANCE  WITH  REGULATIONS.     It  is the Company's intent that
             -----------------------------
the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

     19.     GOVERNING  LAW.     The  validity and construction of this Plan and
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the  instruments  evidencing  options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     20.     TERMINATION  AND  AMENDMENT.     The  Board  may amend, suspend, or
             ---------------------------
terminate the Plan at any time provided that no such modification shall impair the rights of any recipient under any award.

     21.     MISCELLANEOUS.
             --------------

          (a) Nothing in the Plan shall require the Company to issue or transfer any shares or options pursuant to an award if such issuance or transfer would, in the opinion of the Board, constitute or result in a violation of any applicable statute or regulation of any jurisdiction relating to the disposition of securities.

          (b) Notwithstanding any other provision of the Plan, the Board may at any time make or provide for such adjustment to the Plan, to the number of shares available thereunder, or to any awards of shares as it shall deem appropriate, to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of outstanding shares by reason of stock dividends or distributions, stock splits or other combinations or subdivisions of stock, recapitalization, issuances by reclassification, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations, or other similar corporate changes. Any such determination by the Board shall be conclusive.

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          (c)  No  employee,  consultant or other person shall have any claim or right to be granted shares or options under the Plan, and neither the Plan nor any action taken thereunder shall be construed as giving any participant, recipient, employee, consultant or other person any right to be retained in the employ of or by the Company.

          (d) Income realized as a result of an award of shares or options shall not be included in the recipients earnings for the purpose of any benefit plan in which the recipient may become eligible unless otherwise specifically provided for in such Plan.

          (e) If and when a recipient is required to pay the Company an amount required to be withheld under any federal, state or local income tax laws in connection with an award under the Plan, the Board may, in its sole discretion and subject to such rules as it may adopt, permit the participant to satisfy the obligation, in whole or in part, by electing to have the Company withhold shares having a fair market value equal to the amount required to be withheld. The election to have shares withheld must be made on or before the date the amount of tax to be withheld is determined.

     22.     EFFECTIVE  DATE  AND  TERM OF PLAN.  The effective date of the Plan
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shall  be  February  15,  2002,  and  the  Plan shall remain in full force until
December 31, 2007, or until all shares have been awarded, whichever first occurs.

Approved  by  Board  of  Directors of the Company, as amended: February 1, 2002.

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